UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Standard Pacific Corp.

(Co-registrants are listed on the following page)

(Exact name of registrant as specified in its charter)

Delaware	33-0475989
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

15326 Alton Parkway, Irvine, CA	92618-2338
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  ☐

Securities Act registration statement file number to which this form relates: 333-104037

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
6.25% Senior Notes due 2014 of Standard Pacific Corp.	New York Stock Exchange

Guarantees of the Senior Notes by certain direct and indirect subsidiaries of Standard Pacific Corp.*	New York Stock Exchange

* SEE TABLE OF CO-REGISTRANTS ON THE FOLLOWING PAGE

Securities to be registered pursuant to Section 12(g) of the Act: None

The following direct and indirect subsidiaries of Standard Pacific Corp. are guarantors of the Senior Notes and are co-registrants under this registration statement.

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
CH Construction, Inc.	Delaware	20-0340137
CH Florida, Inc.	Delaware	73-1655648
Hilltop Residential, Ltd.	Florida	20-4357502
HSP Arizona, Inc.	Delaware	86-0927140
HSP Tucson, Inc.	Delaware	20-1372059
HWB Construction, Inc.	Delaware	27-0019250
HWB Investments, Inc.	Delaware	27-0019252
LB/L-Duc II Franceschi, LLC	Delaware	95-4847477
LMD El Dorado 134, LLC	California	30-0115867
LMD Rocklin 89, LLC	California	81-0559461
OLP Forty Development, LLC	Florida	54-2074198
Pala Village Investments, Inc.	Delaware	43-1966616
Residential Acquisition GP, LLC	Florida	20-4357574
SP Colony Investments, Inc.	Delaware	74-3044903
SP Coppenbarger Investments, Inc.	Delaware	20-0340118
SP La Floresta, Inc.	Delaware	20-0480222
SP Texas Investments, Inc.	Delaware	73-1629264
SP Ventura Investments, Inc.	Delaware	20-2994482
SPLB, Inc.	Delaware	20-2697984
SPNS Golden Gate, LLC	Delaware	33-0549584
Standard Pacific 1, Inc.	Delaware	20-4356066
Standard Pacific 2, Inc.	Delaware	20-4356126
Standard Pacific 3, Inc.	Delaware	20-4356153
Standard Pacific 4, Inc.	Delaware	20-4356269
Standard Pacific 5, Inc.	Delaware	20-4356328
Standard Pacific 6, Inc.	Delaware	20-4356653
Standard Pacific 7, Inc.	Delaware	20-4356698
Standard Pacific 8, Inc.	Delaware	20-4356795
Standard Pacific 9, Inc.	Delaware	20-4356844
Standard Pacific 10, Inc.	Delaware	20-4356880
Standard Pacific 1, LLC	Delaware	20-4357090
Standard Pacific 2, LLC	Delaware	20-4357125
Standard Pacific 3, LLC	Delaware	20-4357154
Standard Pacific 4, LLC	Delaware	20-4357196
Standard Pacific 5, LLC	Delaware	20-4357232
Standard Pacific 6, LLC	Delaware	20-4357295
Standard Pacific 7, LLC	Delaware	20-4357332
Standard Pacific 8, LLC	Delaware	20-4357364
Standard Pacific 9, LLC	Delaware	20-4357403
Standard Pacific 10, LLC	Delaware	20-4357442
Standard Pacific Active Adult Communities, Inc.	Delaware	33-0919667
Standard Pacific of Arizona, Inc.	Delaware	86-0927144
Standard Pacific of Central Florida GP, Inc.	Delaware	74-3044904
Standard Pacific of Central Florida, general partnership	Florida	74-3044855
Standard Pacific of Colorado, Inc.	Delaware	94-3361834
Standard Pacific of Fullerton, Inc.	Delaware	33-0702275
Standard Pacific of Illinois, Inc.	Delaware	20-3317424
Standard Pacific of Jacksonville GP, Inc.	Delaware	20-0302127
Standard Pacific of Jacksonville, general partnership	Florida	11-3708719

Standard Pacific of Las Vegas, Inc.	Delaware	20-2834287
Standard Pacific of Orange County, Inc.	Delaware	33-0558026
Standard Pacific of Southwest Florida GP, Inc.	Delaware	74-3066978
Standard Pacific of Southwest Florida, general partnership	Florida	81-0579292
Standard Pacific of Texas GP, Inc.	Delaware	26-0038860
Standard Pacific of Texas, L.P.	Delaware	33-0489819
Standard Pacific of Tonner Hills, LLC	Delaware	20-0350714
Standard Pacific of Tucson, Inc.	Delaware	20-1372020
Standard Pacific of Walnut Hills, Inc.	Delaware	03-0505710
StanPac LMD, LLC	California	01-0643787
The Grove at Indian Wells, LLC	California	20-4357030
Walnut Hills Development 268, LLC	California	71-0940169
Westbrooke Companies, Inc.	Delaware	27-0019247
Westbrooke Homes, general partnership	Florida	65-0643480
Westfield Homes of Florida, general partnership	Florida	81-0579276
Westfield Homes of Florida, Inc.	Delaware	41-2062547
Westfield Homes of the Carolinas, LLC	Delaware	59-3483072
Westfield Homes USA, Inc.	Delaware	71-0898386

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

This Registration Statement on Form 8-A relates to the 6.25% Senior Notes due 2014 in the aggregate principal amount of $150,000,000 (the “Notes”) of Standard Pacific Corp. (the “Registrant”) and the guarantees (the “Guarantees”) of the Notes by the subsidiaries of the Registrant that are listed as co-registrants on the cover page hereof (the “Guarantors”).

The Registrant, the Guarantors and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A. and First National Bank of Chicago), as trustee (the “Trustee”), entered into an Eleventh Supplemental Indenture, dated as of February 22, 2006 (the “Eleventh Supplemental Indenture”), to the Indenture, dated as of April 1, 1999, as previously supplemented by a First Supplemental Indenture dated as of April 13, 1999, Second Supplemental Indenture dated as of September 5, 2000, Third Supplemental Indenture dated as of December 28, 2001, Fourth Supplemental Indenture dated as of March 4, 2003, Fifth Supplemental Indenture dated as of May 12, 2003, Sixth Supplemental Indenture dated as of September 23, 2003, Seventh Supplemental Indenture dated as of March 11, 2004, Eighth Supplemental Indenture dated as of March 11, 2004 (the “Eighth Supplemental Indenture”), and Ninth and Tenth Supplemental Indentures, each dated as of August 1, 2005, by and between the Company and Trustee.

Pursuant to the Eleventh Supplemental Indenture, the Guarantors unconditionally, and jointly and severally, guaranteed the full payment of the Notes when due. The Notes and the Guarantees will be listed on the New York Stock Exchange. The Notes were issued pursuant to the Eighth Supplemental Indenture. Information required by Item 202 of Regulation S-K is set forth in the section captioned “Description of Securities—Debt Securities” in the prospectus included in the Registrant’s Registration Statement on Form S-3 (Registration No. 333-104037) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 2, 2003, as supplemented by the information in the section captioned “Description of the Notes” in the Registrant’s Prospectus Supplement (the “Prospectus Supplement”) filed with the Commission on March 15, 2004, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and is incorporated herein by reference, except that the Notes are now guaranteed as described above.

Item 2. Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of April 1, 1999, by and between the Registrant and First National Bank of Chicago, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on April 16, 1999, File No. 1-10959)

4.2	Fourth Supplemental Indenture relating to the Registrant’s 7 3/4% Senior Notes due 2013, dated as of March 4, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 7, 2003, File No. 1-10959)

4.3	Fifth Supplemental Indenture relating to the Registrant’s 6 7/8% Senior Notes due 2011, dated as of May 12, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed with the Commission on August 11, 2003, File No. 1-10959)

4.4	Sixth Supplemental Indenture relating to the Registrant’s 6 1/2% Senior Notes due 2008, dated as of September 23, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on September 26, 2003, File No. 1-10959)

4.5	Seventh Supplemental Indenture relating to the Registrant’s 5 1/8% Senior Notes due 2009, dated as of March 11, 2004, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 16, 2004, File No. 33-45271)

4.6	Eighth Supplemental Indenture relating to the Registrant’s 6 1/4% Senior Notes due 2014, dated as of March 11, 2004, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (including the form of Note) (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 16, 2004, File No. 33-45271)

4.7	Ninth Supplemental Indenture relating to the Registrant’s 6 1/2% Senior Notes due 2010, dated as of August 1, 2005, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 5, 2005, File No. 1-10959)

4.8	Tenth Supplemental Indenture relating to the Registrant’s 7% Senior Notes due 2015, dated as of August 1, 2005, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 5, 2005, File No. 1-10959)

4.9	Eleventh Supplemental Indenture relating to the addition of the Guarantors as guarantors of all of the Registrant’s outstanding Senior Notes, dated as of February 22, 2006, by and among the Registrant, the Guarantors and J.P. Morgan Trust Company, National Association, as Trustee (including the form of Guarantee) (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, File No. 1-10959)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

STANDARD PACIFIC CORP.

Dated: February 22, 2006	By:		/s/ Stephen J. Scarborough
	Name:		Stephen J. Scarborough
	Title:		Chairman of the Board and Chief Executive Officer

	By:		/s/ Andrew H. Parnes
	Name:		Andrew H. Parnes
	Title:		Executive Vice President-Finance and Chief Financial Officer

CO-REGISTRANTS

LB/L – Duc II-Franceschi, LLC
		By:	Standard Pacific Corp., its Manager
LMD El Dorado 134, LLC
		By:	Standard Pacific Corp., its Manager
LMD Rocklin 89, LLC
		By:	Standard Pacific Corp., its Manager
StanPac LMD, LLC
		By:	Standard Pacific Corp., its Manager
Standard Pacific 1, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 2, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 3, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 4, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 5, LLC.
		By:	Standard Pacific Corp., its sole member
Standard Pacific 6, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 7, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 8, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 9, LLC
		By:	Standard Pacific Corp., its sole member
Standard Pacific 10, LLC
		By:	Standard Pacific Corp., its sole member
SPNS Golden Gate, LLC
		By:	Standard Pacific Corp., its Managing Member
Standard Pacific of Tonner Hills, LLC
		By:	Standard Pacific Corp., its sole member

The Grove at Indian Wells, LLC
	By:	Standard Pacific Corp., its Manager

By:		/s/ Stephen J. Scarborough
Stephen J. Scarborough
Chairman and Chief Executive Officer

By:		/s/ Andrew H. Parnes
Andrew H. Parnes
Executive Vice President and
Chief Financial Officer

CH Construction, Inc.
Hilltop Residential, Ltd.
	By:	Residential Acquisition GP, LLC,
its general partner
CH Florida, Inc.
HSP Arizona, Inc.
HSP Tucson, Inc.
HWB Construction, Inc.
HWB Investments, Inc.
OLP Forty Development, LLC
	By:	Standard Pacific of Jacksonville,
its Manager and Sole Member
	By:	Standard Pacific of Jacksonville GP, Inc.,
its Managing Partner
Residential Acquisition GP, LLC
SP Colony Investments, Inc.
SP Coppenbarger Investments, Inc.
SP La Floresta, Inc.
SPLB, Inc.
Standard Pacific of Arizona, Inc.
Standard Pacific of Central Florida GP, Inc.
Standard Pacific of Central Florida
	By:	Standard Pacific of Central Florida GP,
Inc., its Managing Partner
Standard Pacific of Fullerton, Inc.
Standard Pacific of Jacksonville GP, Inc.
Standard Pacific of Jacksonville
	By:	Standard Pacific of Jacksonville GP,
Inc., its Managing Partner
Standard Pacific of Orange County, Inc.
Standard Pacific of Tucson, Inc.
Standard Pacific of Walnut Hills, Inc.
Westbrooke Companies, Inc.
Westbrooke Homes
	By:	Westbrooke Companies, Inc.,
its Managing Partner
Walnut Hills Development 268, LLC,
	By:	Standard Pacific of Walnut Hills, Inc.,
its Member

By:		/s/ Stephen J. Scarborough
Stephen J. Scarborough
Assistant Secretary

By:		/s/ Andrew H. Parnes
Andrew H. Parnes
Assistant Treasurer

Pala Village Investments, Inc.
Standard Pacific of Texas GP, Inc.
Standard Pacific of Texas, L.P.
	By:	Standard Pacific of Texas GP, Inc.
its general partner

By:		/s/ Stephen J. Scarborough
Stephen J. Scarborough
Assistant Secretary

By:		/s/ Andrew H. Parnes
Andrew H. Parnes
Treasurer

SP Texas Investments, Inc.
Standard Pacific Active Adult Communities, Inc.
Standard Pacific of Illinois, Inc.
Westfield Homes USA, Inc.
Standard Pacific 1, Inc.
Standard Pacific 2, Inc.
Standard Pacific 3, Inc.
Standard Pacific 4, Inc.
Standard Pacific 5, Inc.
Standard Pacific 6, Inc.
Standard Pacific 7, Inc.
Standard Pacific 8, Inc.
Standard Pacific 9, Inc.
Standard Pacific 10, Inc.

By:		/s/ Stephen J. Scarborough
Stephen J. Scarborough
President

By:		/s/ Andrew H. Parnes
Andrew H. Parnes
Vice President & Treasurer

SP Ventura Investments, Inc.
Standard Pacific of Las Vegas, Inc.
Standard Pacific of Southwest Florida GP, Inc.
Standard Pacific of Southwest Florida
	By:	Standard Pacific of Southwest Florida GP, Inc., its Managing Partner
Westfield Homes of Florida, Inc.
Westfield Homes of Florida
	By:	Westfield Homes of Florida, Inc., its Managing Partner
Westfield Homes of the Carolinas, LLC

By:	/s/ Stephen J. Scarborough
Stephen J. Scarborough
Assistant Secretary

By:	/s/ Andrew H. Parnes
Andrew H. Parnes
Vice President & Treasurer

Standard Pacific of Colorado, Inc.

By:	/s/ Timothy C. Little
Name:	Timothy C. Little
Title:	President

By:	/s/ Robert R. Reid
Name:	Robert R. Reid
Title:	Senior Vice President

Dated: February 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of April 1, 1999, by and between the Registrant and First National Bank of Chicago, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on April 16, 1999, File No. 1-10959)

4.2	Fourth Supplemental Indenture relating to the Registrant’s 7 3/4% Senior Notes due 2013, dated as of March 4, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 7, 2003, File No. 1-10959)

4.3	Fifth Supplemental Indenture relating to the Registrant’s 6 7/8% Senior Notes due 2011, dated as of May 12, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed with the Commission on August 11, 2003, File No. 1-10959)

4.4	Sixth Supplemental Indenture relating to the Registrant’s 6 1/2% Senior Notes due 2008, dated as of September 23, 2003, by and between the Registrant and Bank One Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on September 26, 2003, File No. 1-10959)

4.5	Seventh Supplemental Indenture relating to the Registrant’s 5 1/8% Senior Notes due 2009, dated as of March 11, 2004, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 16, 2004, File No. 33-45271)

4.6	Eighth Supplemental Indenture relating to the Registrant’s 6 1/4% Senior Notes due 2014, dated as of March 11, 2004, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (including the form of Note) (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 16, 2004, File No. 33-45271)

4.7	Ninth Supplemental Indenture relating to the Registrant’s 6 1/2% Senior Notes due 2010, dated as of August 1, 2005, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 5, 2005, File No. 1-10959)

4.8	Tenth Supplemental Indenture relating to the Registrant’s 7% Senior Notes due 2015, dated as of August 1, 2005, by and between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 5, 2005, File No. 1-10959)

4.9	Eleventh Supplemental Indenture relating to the addition of the Guarantors as guarantors of all of the Registrant’s outstanding Senior Notes, dated as of February 22, 2006, by and among the Registrant, the Guarantors and J.P. Morgan Trust Company, National Association, as Trustee (including the form of Guarantee) (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, File No. 1-10959)